Exhibit 99.2

Third Quarter 2017 Financial Results November 9, 2017 Technology Insight Innovation

Disclaimer 2 Forward Looking Statements Certain statements included in this presentation are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “may”, “should”, “would”, “plan”, “intend”, “anticipate”, “believe”, “estimate”, “predict”, “potential”, “seem”, “seek”, “continue”, “future”, “will”, “expect”, “outlook” or other similar words, phrases or expressions. These forward-looking statements include statements regarding our industry, future events, the estimated or anticipated future results and benefits of the recently consummated transaction between Exela Technologies, Inc., SourceHOV Holdings, Inc., and Novitex Holdings, Inc. (including the related transactions, the “Business Combination”), future opportunities for the combined company, and other statements that are not historical facts. These statements are based on the current expectations of Exela management and are not predictions of actual performance. These statements are based on the current expectations of Exela management and are not predictions of actual performance. These statements are subject to a number of risks and uncertainties regarding Exela’s businesses, and actual results may differ materially. These risks and uncertainties include, but are not limited to, changes in the business environment in which Exela operates and general financial, economic, regulatory and political conditions affecting the industries in which Exela operates; changes in taxes, governmental laws, and regulations; competitive product and pricing activity; failure to realize the anticipated benefits of the Business Combination, including as a result of a delay or difficulty in integrating the businesses of SourceHOV and Novitex or the inability to realize the expected amount and timing of cost savings and operating synergies of the Business Combination; and those factors discussed under the heading “Risk Factors” in Exela’s Proxy Statement dated June 26, 2017 (the “Proxy Statement”) filed with the Securities and Exchange Commission (“SEC”). In addition, forward-looking statements provide Exela’s expectations, plans or forecasts of future events and views as of the date of this communication. Exela anticipates that subsequent events and developments will cause Exela’s assessments to change. These forward-looking statements should not be relied upon as representing Exela’s assessments as of any date subsequent to the date of this presentation. Pro Forma Financial Information This presentation includes unaudited pro forma financial information for the three and nine months ended September 30, 2017, as if the Business Combination had been consummated on January 1, 2016, based on certain estimates and assumptions that Exela management deems to be reasonable. This pro forma financial information may be revised as additional information becomes available. Therefore, it is possible that the actual adjustments will differ from the pro forma adjustments and it is possible that the difference may be material. The unaudited pro forma condensed combined financial statements are not necessarily indicative of what the actual results of operations would have been had the Business Combination taken place on the date indicated, nor are they indicative of the future consolidated results of operations of Exela. Non-GAAP Financial Measure and Related Information This presentation includes EBITDA, Further Adjusted EBITDA, and Further Adjusted Free Cash Flow – each of which is a financial measure that is not prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). Exela believes that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Exela’s financial condition and results of operations. Exela does not consider these non-GAAP measures in isolation or as an alternative to liquidity or financial measures determined in accordance with GAAP. A limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in Exela’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expenses and income are excluded or included in determining these non-GAAP financial measures and therefore the basis of presentation for these measures may not be comparable to similarly-titled measures used by other companies. These non-GAAP measures should not be considered in isolation of, or as an alternative to, GAAP financial measures. For reconciliation of the comparable GAAP measures to these non-GAAP financial measures, see the Appendix to this presentation. Optimization & restructuring expenses and merger adjustments are primarily related to the implementation of strategic actions and initiatives related to the business combination completed on July 12th 2017. All of these costs are variable and dependent upon the nature of the actions being implemented and can vary significantly driven by business needs. Accordingly, due to that significant variability, we exclude these charges since we do not believe they truly reflect our past, current or future operating performance.

Agenda Financial Performance and Business Strategy 2 Exela Technologies Introduction 1 Appendix 3 3

Exela Technologies Introduction “Our mission is to drive exceptional client experiences and create lasting value through the acceleration of businesses’ digital transformation by enabling people to innovate with data-driven insights and technologies.” 4

Ron Cogburn Chief Executive Officer 5

Q3 2017 Highlights 6 Pro forma revenue of $358.2 million, up $39.1 million or 12.2% compared to Q3 2016 Further adjusted EBITDA of $88.0 million, up $8.0 million or 10.0% compared to Q3 2016 Further adjusted free cash flow of $80.3 million, representing a further adjusted free cash flow conversion rate of 91.2% On-track to deliver identified business combination savings

Exela at a Glance 7 Leading global information and transaction processing service provider operating in the BPO industry Experienced, tenured management team that has successfully led the business for many years 8 member board of directors with deep industry and corporate governance experience Exela Technologies Overview YTD Q3 2017 Adj. Revenue(1): $1.1 billion YTD Q3 2017 Further Adj. EBITDA (1)(2): $269.3 million / 25.2% margin 3,500+ customers >60% of Fortune® 100 Presence in 50+ countries ITPS 78% HS 16% LLPS 6% YTD Q3 2017 Adj. Revenue by Segment Exela started trading on the NASDAQ Capital Market under the ticker “XELA” on July 13, 2017 Reorganization, reporting and integration of legal, management, sales, marketing, operations, technology, and human resources functions completed Available liquidity of 123.8 million as of September 30, 2017 Note: “LLPS” refers to Legal and Loss Prevention Services, “HS” refers to Healthcare Solutions and “ITPS” refers to Information and Transaction Processing Solutions Includes adjustment for the merger with Novitex as if it had closed on 1/1/2017 Includes pro forma adjustments, actioned and in process adjustments and company synergies YTD Q3 2017 Revenue by End-market Financial Services 37% Healthcare 25% Public Sector 6% Legal 6% Commercial & Other 25%

8 Exela Technologies Multi-industry Solutions Enterprise Information Management Unified Communication Services Legal & Loss Prevention Solutions Class Action Settlement Administration eDiscovery & Litigation Support Data Breach & Identity Theft Management Risk Management & Preventative Remediation Payment Solutions Retail & Wholesale Remittance Processing Electronic Bill Payment & Presentment Remote, Mobile, and Paper Payments Payment Gateway & Exception Handling Liquidity Solutions Public Sector Solutions Tax Return Processing Benefits Administration Fraud, Waste & Abuse Detection Big Data Mining & Analytics Records Management Healthcare Solutions Enrollments & Policy Management Scheduling & Prescription Management Medical Coding & Auditing Claims Processing & Adjudication Revenue Integrity & Payment Solutions Medical Records Management Banking Solutions Loan Origination & Servicing Cross Border Clearing & Settlements Sanctions, KYC, AML & Fraud Detection Mobile Banking Platforms Multi-Network Gateways F&A Solutions Integrated Accounts Payable & Receivable Expense Management Supplier/Buyer Management Contract Management Journaling & Reconciliation Transaction Processing Solutions Exela uses a combination of data-driven processes, technology, and human capital, delivered through integrated, Enterprise Information Management and Transaction Processing Solutions platforms to enable mission-critical industry solutions Facilitate the exchange, consolidation, organization, analysis, and presentment of large amounts of structured and unstructured data Provide intelligent communication and presentment for automated engagement and response through any media channel Apply industry and customer specific rules-based data validation, management of exceptions, business automation and outcome resolutions to complete transactions

9 22,100 employees leveraging global presence to deliver mission critical services and solutions Global Presence Netherlands 25 Canada 500 Ireland 164 UK 459 France 160 172 Sweden Estonia 39 Germany 152 Austria 23 India 6,696 Philippines 1,409 China 316 USA 11,665 Mexico 313 Americas 56% Europe 6% Asia 38% Operations 19,482 Sales 201 G&A 442 Headcount by Function Headcount by Geography IT & Technology 1,974 Presence in Puerto Rico, Spain, Hungary, and Finland not depicted. Headcount is as of 9/30/17.

Key Management Initiatives 10 Whitespace Leverage existing customer relationships, full-cycle service offering and enhanced global footprint Improved Client Engagement Enhance client experience and increase operational leverage through scale Accretive M&A Fragmented industry allows for tuck-in opportunities to drive value creation in addition to organic revenue growth Cost Rationalization Focus on delivering the identified savings Bundle Suite of Complementary Solutions Scale bundled service offerings through seamless platform connectivity to offer clients one-stop- shop experience and drive higher margins

Agenda 11 Financial Performance and Business Strategy 2 Exela Technologies Introduction 1 Appendix 3

Financial Performance and Business Strategy 12 “Our mission is to drive exceptional client experiences and create lasting value through the acceleration of businesses’ digital transformation by enabling people to innovate with data-driven insights and technologies.”

Jim Reynolds Chief Financial Officer 13

Q3 2016 vs. Q3 2017 Performance (1) Financial results for Pro Forma Q3 2016 do not include contribution from the TransCentra acquisition which closed on September 28, 2016. 14 (2) For additional information refer to Further Adjusted EBITDA Reconciliations on slides 20 and 21. Note: Pro Forma Q3 2017 SG&A (excluding D&A) of $106.5 million includes one-time, non-recurring transaction related expenses of $79.1 million. Refer to page 21 for reconciliation. ($ in millions) Pro Forma Q3 2016 (1) Pro Forma Q3 2017 % Change Revenue Information and Transaction Processing Solutions $230.2 $279.8 Healthcare Solutions 60.7 56.4 Legal and Loss Prevention Services 28.3 22.0 Total Revenue $319.1 $358.2 12.2% Cost of Revenue (excluding D&A) $229.7 $271.1 Gross Profit $89.5 $87.1 Gross Margin 28.0% 24.3% SG&A (excluding D&A) $41.5 $106.5 Further Adjusted EBITDA (2) $80.0 $88.0 10.0% % Margin 25.1% 24.6%

YTD Q3 2016 vs. YTD Q3 2017 Performance 15 (1) For additional information refer to Further Adjusted EBITDA Reconciliations on slide 22 and 23. (2) Financial results for Pro Forma YTD Q3 2016 do not include contribution from the TransCentra acquisition which closed on September 28, 2016. Note: Pro Forma YTD Q3 2017 SG&A (excluding D&A) of $207.4 million includes one-time, non-recurring transaction related expenses of $96.6 million. Refer to page 23 for reconciliation. ($ in millions) Pro Forma YTD Q3 2016 (1) Pro Forma YTD Q3 2017 % Change Revenue Information and Transaction Processing Solutions $712.2 $829.5 Healthcare Solutions 189.0 173.5 Legal and Loss Prevention Services 79.4 66.9 Total Revenue $980.6 $1,070.0 9.1% Cost of Revenue (excluding D&A) $701.1 $790.0 Gross Profit $279.5 $280.0 Gross Margin 28.5% 26.2% SG&A (excluding D&A) $133.4 $207.4 Further Adjusted EBITDA (2) $265.9 $269.3 1.3% % Margin 27.1% 25.2%

Pro Forma Cash Flow Profile 16 High further adjusted free cash flow conversion rate Low intensity CAPEX business model Available liquidity of 123.8 million as of September 30, 2017 Low capital expenditure enables strong free cash flow generation(1) (3) Further Adjusted Free Cash Flow defined as Further Adjusted EBITDA less Capital Expenditures. For additional information refer to Further Adjusted Free Cash Flow Reconciliation From Net Loss on slide 24. (4) Further Adjusted Free Cash Flow Conversion Rate defined as Further Adjusted Free Cash Flow divided by Further Adjusted EBITDA. (1) All financial information presented herein is on a pro forma basis. Refer to page 25 for reconciliation. (2) Financial results for Pro Forma Q3 2016 and YTD Q3 2016 do not include contribution from the TransCentra acquisition which closed on September 28, 2016. ($ in millions) Q3 2016 (2) Q3 2017 YTD Q3 2016 (2) YTD Q3 2017 Revenue $319.1 $358.2 $980.6 $1,070.0 Capital expenditures $8.0 $7.7 $36.1 $26.3 Capital expenditures as a percentage of revenue 2.5% 2.1% 3.7% 2.5% Further adjusted free cash flow 3 $72.0 $80.3 $229.8 $243.0 Further adjusted free cash flow conversion rate 4 90.0% 91.2% 86.4% 90.2%

Strategic priorities – Near and long term M&A Leverage target of under 3.0x on a pro forma basis Consider acquisitions if leverage accretive 17 High cash flow conversion and low intensity CapEx model Long term leverage target Dividend distribution Share buy-back authorization Consider dividend distribution to shareholders based on internal hurdle rate of return once leverage target of 3.0x is achieved Board has authorized a share buy-back program of up to 5 million shares and Company may execute the buy-back under the right market conditions

Conclusion and Q&A 18

Agenda Financial Performance and Business Strategy 2 Exela Technologies Introduction 1 Appendix 3 19

Further Adjusted EBITDA Reconciliation – Q3 2016 20 Note: Net loss for the period January 1- July 12 is presented on the basis of the previous debt structure at the respective standalone companies. As of July 12th, the existing debt structures at respective Exela entities have been replaced with a new capital structure consisting of $350 Million Term Loan and $1.0 Billion Senior Secured Notes. (1) Financial results as reported for Q3 2016 and Pro Forma Q3 2016 do not include contribution from the TransCentra acquisition which closed on September 28, 2016. ($ in millions) As Reported Q3 2016 (1) Novitex Q3 2016 Pro Forma Q3 2016 (1) Net loss ($11.8) ($4.9) ($16.7) Taxes (3.8) (3.3) (7.1) Interest expense 27.4 12.2 39.6 Depreciation and amortization 18.8 10.3 29.1 EBITDA $30.6 $14.2 $44.8 Loss on extinguishment of debt - - - Optimization and restructuring expenses 4.9 (0.2) 4.7 Transaction and integration costs 0.7 - 0.7 Non-cash charges 1.8 - 1.8 New contract setup - 2.0 2.0 Oversight and management fee 1.7 0.4 2.1 Adjusted EBITDA $39.8 $16.4 $56.3 Foreign exchange gains / losses 0.7 - 0.7 Combined merger adjustments 23.0 Further Adjusted EBITDA $80.0

Further Adjusted EBITDA Reconciliation – Q3 2017 21 (1) Represents financial performance of Novitex for a 12 day period prior to the transaction closing date of July 12, 2017. Note: Net loss for the period January 1- July 12 is presented on the basis of the previous debt structure at the respective standalone companies. As of July 12th, the existing debt structures at respective Exela entities have been replaced with a new capital structure consisting of $350 Million Term Loan and $1.0 Billion Senior Secured Notes. ($ in millions) As Reported Q3 2017 Novitex (Jul 1 – Jul 12) (1) Pro Forma Q3 2017 Net loss ($110.4) ($20.1) ($130.5) Taxes (37.0) 0.0 (37.0) Interest expense 37.7 0.6 38.3 Depreciation and amortization 28.1 1.2 29.2 EBITDA ($81.7) ($18.2) ($100.0) Loss on extinguishment of debt 35.5 17.5 53.0 Optimization and restructuring expenses 19.7 1.2 20.9 Transaction and integration costs 77.3 2.0 79.3 Non-cash charges 2.3 - 2.3 New contract setup - - - Oversight and management fee (0.0) 0.1 0.0 Adjusted EBITDA $53.0 $2.5 $55.5 Foreign exchange gains / losses 0.7 - 0.7 Combined merger adjustments 31.8 Further Adjusted EBITDA $88.0

Further Adjusted EBITDA Reconciliation – YTD Q3 2016 22 Note: Net loss for the period January 1- July 12 is presented on the basis of the previous debt structure at the respective standalone companies. As of July 12th, the existing debt structures at respective Exela entities have been replaced with a new capital structure consisting of $350 Million Term Loan and $1.0 Billion Senior Secured Notes. (1) Financial results as reported for YTD Q3 2016 and Pro Forma YTD Q3 2016 do not include contribution from the TransCentra acquisition which closed on September 28, 2016. As Reported YTD Q3 2016 (1) Novitex YTD Q3 2016 Pro Forma YTD Q3 2016 (1) Net loss ($33.4) ($13.9) ($47.3) Taxes (10.0) (8.3) (18.2) Interest expense 81.7 35.4 117.1 Depreciation and amortization 58.5 30.6 89.1 EBITDA $96.8 $43.8 $140.6 Gain on extinguishment of debt - (2.3) (2.3) Optimization and restructuring expenses 14.4 11.5 25.9 Transaction and integration costs 1.9 (0.1) 1.8 Non-cash charges 6.9 0.1 7.0 New contract setup - 4.4 4.4 Oversight and management fee 5.4 0.9 6.3 Adjusted EBITDA $125.4 $58.4 $183.8 Foreign exchange gains / losses 0.3 - 0.3 Combined merger adjustments 81.9 Further Adjusted EBITDA $265.9 ($ in millions)

Further Adjusted EBITDA Reconciliation – YTD Q3 2017 23 Note: Net loss for the period January 1- July 12 is presented on the basis of the previous debt structure at the respective standalone companies. As of July 12th, the existing debt structures at respective Exela entities have been replaced with a new capital structure consisting of $350 Million Term Loan and $1.0 Billion Senior Secured Notes. (1) Represents financial performance of Novitex for a year-to-date period ending on the transaction closing date of July 12, 2017. As Reported YTD Q3 2017 Novitex (Jan 1 – Jul 12) (1) Pro Forma YTD Q3 2017 Net loss ($145.6) ($38.1) ($183.8) Taxes (32.9) (6.9) (39.9) Interest expense 91.7 24.9 116.7 Depreciation and amortization 70.8 20.6 91.4 EBITDA ($16.0) $0.5 ($15.5) Loss on extinguishment of debt 35.5 17.5 53.0 Optimization and restructuring expenses 31.5 5.4 36.9 Transaction and integration costs 86.6 10.0 96.6 Non-cash charges 4.4 - 4.4 New contract setup - 2.0 2.0 Oversight and management fee 4.1 1.0 5.1 Adjusted EBITDA $146.1 $36.4 $182.5 Foreign exchange gains / losses 3.0 0.1 3.1 Combined merger adjustments 83.7 Further Adjusted EBITDA $269.3 ($ in millions)

Further Adjusted Free Cash Flow Reconciliation From Net Loss – YTD Q3 2016 and YTD Q3 2017 24 Note: Net loss for the period January 1- July 12 is presented on the basis of the previous debt structure at the respective standalone companies. As of July 12th, the existing debt structures at respective Exela entities have been replaced with a new capital structure consisting of $350 Million Term Loan and $1.0 Billion Senior Secured Notes. (1) Financial results for YTD Q3 2016 do not include contribution from the TransCentra acquisition which closed on September 28, 2016. YTD Q3 2016 (1) YTD Q3 2017 Net Loss ($47.3) ($183.8) Taxes (18.2) (39.9) Interest expense 117.1 116.7 Depreciation and amortization 89.1 91.4 Loss on extinguishment of debt (2.3) 53.0 Optimization and restructuring expenses 25.9 36.9 Transaction and integration costs 1.8 96.6 Non-cash charges 7.0 4.4 New contract setup 4.4 2.0 Oversight and management fee 6.3 5.1 Foreign exchange gains / losses 0.3 3.1 Combined merger adjustments 81.9 83.7 Further Adjusted EBITDA $265.9 $269.3 (-) Capex (36.1) (26.3) Further Adjusted Free Cash Flow $229.8 $243.0 ($ in millions)

YTD Q3 2016 and YTD Q3 2017 Pro Forma Revenue and Capital Expenditures 25 (1) Financial results for YTD Q3 2016 do not include contribution from the TransCentra acquisition which closed on September 28, 2016. As Reported (1) Novitex Pro Forma Revenue - YTD Q3 2017 $766.0 $304.0 $1,070.0 Revenue - YTD Q3 2016 $577.5 $403.1 $980.6 Capital expenditures - YTD Q3 2017 $16.1 $10.2 $26.3 Capital expenditures - YTD Q3 2016 $23.2 $12.9 $36.1 ($ in millions)